                    TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   4
     Portfolio Highlights........................   5
     Performance in Perspective..................   6
     Portfolio Management Review.................   7
     Portfolio of Investments....................  10
     Statement of Assets and Liabilities.........  12
     Statement of Operations.....................  13
     Statement of Changes in Net Assets..........  14
     Financial Highlights........................  15
     Notes to Financial Statements...............  18
     Report of Independent Accountants...........  26


    LTMG ANR 2/97

                            LETTER TO SHAREHOLDERS



                     DENNIS J. MCDONNELL AND DON G. POWELL
January 31, 1997

Dear Shareholder,
  We are pleased to report that the Van Kampen American Capital Limited Matu-rity Government Fund has continued to generate solid investment performance. As noted in earlier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW

  The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a reces-sion by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
  Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loans would eventu-ally slow the economy without the need for higher interest rates. Events dur-ing the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and en-ergy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW

  Shifting expectations and modest returns characterized the fixed-income mar-kets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the U.S. economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began

                                                          Continued on page two
rising amid signs of a tightening labor market and stronger-than-expected eco-nomic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the sec-ond quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.
  The last half of 1996 was spent recovering some of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and in-flation remained tame. As the Fed held short-term rates steady, long-term yields gradually fell back to 6.64 percent by year end.
  Compared to 1995, when most sectors of the taxable fixed-income market gener-ated double-digit gains, 1996 was a year of generally lackluster performance. The Lehman Brothers Aggregate Bond Index returned just 4.16 percent for the 12-month period ended December 31, 1996, with short- and intermediate-term bonds outperforming longer-term issues. Lower-rated corporate bonds also outperformed, as investors felt comfortable enough to stretch for yield given the better-than-expected economy. For the year, 30-year Treasury bonds lost ap-proximately one percent on a total-return basis. Treasury bond losses might have been larger, but heavy foreign buying, especially among Japanese invest-ors, where low interest rates and a falling yen made high-quality American bonds an attractive option, helped control losses.

OUTLOOK

  We expect interest rates during 1997 to repeat last year's moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quar-ter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to begin to decline across the maturity spectrum. Although economic growth could be accompanied by short-term market fluctuation, we do not believe it will be strong enough to reignite price pres-sures. The results of the November elections reinforce this view--the combina-tion of a Democratic president and a Republican Congress should help restrain potential spending increases and large tax cuts, and therefore, keep the budget deficit under control.
  While domestic economic fundamentals may keep bond prices relatively stable, the risk of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. Monetary policy has been unusually accommodative in many foreign countries. If these economies gain significant strength in 1997, the resulting demand for capital could divert buying power from the U.S. credit market. Since foreign investors have become the marginal buyers of U.S. bonds, we believe that increased competition for the global fixed-income dollar could exert mild upward pressure on domestic interest rates over the year.

                                                         Continued on page three

  Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

LOGO                                   LOGO
Don G. Powell                          Dennis J. McDonnell
Chairman                               President
Van Kampen American Capital            Van Kampen American Capital
Asset Management, Inc.                 Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

          VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND

                                                    A SHARES  B SHARES  C SHARES

 TOTAL RETURNS
 One-year total return based on NAV/1/.............    3.34%     2.69%     2.62%
 One-year total return2............................   (0.05%)   (0.25%)    1.64%
 Five-year average annual total return2............    3.21%     3.15%       N/A
 Ten-year average annual total return2.............    5.23%       N/A       N/A
 Life-of-Fund average annual total return2.........    5.49%     3.28%     3.27%
 Commencement Date................................. 06/16/86  11/05/91  05/10/93

 DISTRIBUTION RATE AND YIELD
 Distribution Rate3................................    5.25%     4.63%     4.64%
 SEC Yield4........................................    4.34%     3.70%     3.70%

N/A = Not Applicable

1Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

2Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

3Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

4SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1996.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                             PORTFOLIO HIGHLIGHTS


         VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND

COUPON DISTRIBUTION AS OF DECEMBER 31, 1996


                                     LOGO



Coupon Rate             Percentage Long-Term Investments
5-6                                  35.3%
6-7                                  33.5%
7-8                                  12.7%
8-9                                   4.6%
9-10                                 10.7%
10 or more                            3.2%


PORTFOLIO COMPOSITION BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS


                                     LOGO


AS OF DECEMBER 31, 1996
[_]  Treasury Notes............ 14%
[_]  CMOs...................... 22%
[_]  ARMs......................  7%
[_]  Asset-Backed Securities... 11%
[_]  FNMA...................... 36%
[_]  GNMA......................  3%
[_]  FHLMC.....................  7%

AS OF JUNE 30, 1996
[_]  Treasury Notes............  3%
[_]  CMOs...................... 66%
[_]  ARMs......................  7%
[_]  Asset-Backed Securities... 11%
[_]  FNMA...................... 10%
[_]  GNMA......................  3%


DURATION


                         AS OF DECEMBER 31, 1996                     AS OF JUNE 30, 1996
     Duration                   1.8 years                                 2.0 years

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market condi-tions

  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Mutual Fund 1 to 2 year U.S. Government Index and the Merrill Lynch 1 to 3 year U.S. Treasury Index over time. As broad-based, unmanaged statistical composites, these indi-ces do not reflect any commissions or fees which would be incurred by an in-vestor purchasing the securities it represents. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Limited Maturity Government Fund vs. Lehman Brothers Mutual Fund 1 to 2 Year U.S. Government Index* and the Merrill Lynch 1 to 3 year U.S. Treasury Index (December 31, 1986 through December 31, 1996)


                             VKAC Limited
                             Maturity                    Merrill Lynch
                             Government     Lehman Bros. 1 to 3 Year
                             Fund           Mutual Fund  U.S. Treasury
                             ----------     -----------  -------------
Dec 1986                      9,673                      10,000
Dec 1987                      9,567                      10,565
Dec 1988                     10,059         10,218       11,222
Dec 1989                     11,440         11,288       12,442
Dec 1990                     12,524         12,374       13,652
Dec 1991                     13,748         13,724       15,246
Dec 1992                     14,182         14,551       16,207
Dec 1993                     14,629         15,255       17,084
Dec 1994                     14,653         15,467       17,181
Dec 1995                     16,112         16,978       19,071
Dec 1996                     16,650         17,881       20,020

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (3.25% for A shares).
While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.
*The Lehman Brothers Mutual Fund 1 to 2 Year U.S. Government Index was not in existence until August 1, 1988.

                          PORTFOLIO MANAGEMENT REVIEW


          VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND

We recently spoke with the management team of the Van Kampen American Capital Limited Maturity Government Fund about the key events and economic forces that shaped the markets during the past fiscal year. The team includes Ted V. Mundy, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.

       WHAT WERE SOME OF THE MAJOR MARKET FACTORS THAT AFFECTED THE FUND'S PER-
  Q    FORMANCE DURING THE PAST FISCAL YEAR?

       1996 was a year of shifting expectations, which generated a fair amount of market volatility. Going into the year, the fixed-income market an-
ticipated lower interest rates, based on low inflation and sluggish economic growth. However, the economy showed signs of strength, which caused interest rates to rise rapidly, beginning in February and continuing through the second quarter. This reflected the fear that increased growth would spur the Federal Reserve Board to raise short-term interest rates.
  A
  It was not until late in the third quarter that we saw signs of a slowing economy. One of the primary indicators moving the market down in the first half of the year was job growth. Conversely, it was an upward spike in unemployment figures in August and September, followed by a report of much slower economic growth for the third quarter, that fueled the rally we saw at the start of the fourth quarter.
  Overall, interest rates moved higher over the course of the year. The yield on the two-year Treasury ended the year approximately three-quarters of a per-centage point above where it had been 12 months earlier. This rising interest rate environment limited the Fund's opportunities for achieving significant gains on a total return basis.

  Q

       HOW DID YOU RESPOND TO THESE CONDITIONS?
       Our primary responsibility is to the shareholders of the Fund, and we do our best to structure the portfolio in a way that will allow us to de-
liver what they expect. In a fund, such as this, a certain degree of predict-ability is important, so we do not make big bets on the direction of interest rates. We attempt to provide a competitive level of income to our shareholders, while trying to manage the Fund's sensitivity to changes in interest rates. The key to this approach is managing the duration of the portfolio. Duration is a statistical figure, measured in years, which estimates a security's sensitivity to interest rate fluctuations. The longer the duration, the more sensitive a bond price is to interest rate changes (as interest rates go up, bond prices go down, and vice versa).
  A
  Throughout 1996, we took steps to adjust the Fund's duration according to changes in interest rate conditions and the resulting market price fluctua-tions, primarily by shifting our allocation among securities that tend to lengthen duration, such as Treasuries, and those that tend to shorten duration, such as adjustable rate mortgage securities.

       CAN YOU GIVE US AN EXAMPLE OF THE ADJUSTMENTS YOU MADE TO THE PORTFOLIO
  Q    DURING THE YEAR?

       At the beginning of the year, we anticipated lower interest rates, so the Fund had a higher-than-average duration of 2.6 years. When interest rates increased in February, we shortened the duration to approximately 2 years in order to minimize the negative effect of rising interest rates. We were cau-tious during the market's more volatile periods, keeping duration close to neu-tral and overweighting the portfolio in higher-yielding, mortgage-backed securities. During the summer, we believed that the market would remain within a comfortable trading range, so we focused on the income side of the total re-turn equation.
  A
  By year end, we shifted our allocation in favor of U.S. Treasury and govern-ment agency securities, and shortened the Fund's duration to approximately 1.8 years. The portion of the Fund's long-term investments allocated to these sec-tors was roughly 88 percent as of December 31, 1996, up slightly from 85 per-cent at the beginning of the year. For additional Fund portfolio highlights, please refer to page five.

  Q

       HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
       It was a challenging year, particularly in February when fixed-income security prices began to drop sharply. We would have fared better if we had shortened the portfolio's duration sooner and more sharply than we did. However, despite the rising rate environment, which tends to drive down the net asset value (NAV) of bond funds, we were able to generate a positive total re-turn of 3.34 percent/1/ (Class A shares at NAV) for the 12-month period.
  A
  The Fund continues to provide shareholders with a very competitive level of current income. Its distribution rate of 5.25 percent/3/ as of December 31, 1996 was based on a monthly dividend of $.055 per share and a maximum public offering price of $12.56 per share (Class A shares).
  During the same reporting period, the Lehman Brothers Mutual Fund one- to two-year Government Index total return was 5.2 percent. Please keep in mind that this index is a broad-based, unmanaged index that reflects the general performance of U.S. government securities. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it repre-sents.
  In our opinion, investors taking steps to establish a short-term component within their fixed-income investment portfolio would do well to consider the Fund as a viable alternative. With its short-term structure, we position the Fund to pursue a blend of yield and stability, as we seek to avoid some of the volatility that we see in the bond market. Please refer to the chart on page four for additional Fund performance results.

       WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKET IN THE MONTHS AHEAD?
  Q

       At this time, we remain cautious. The slight acceleration in economic growth we saw in the fourth quarter may be an indicator of stronger eco-
nomic activity in the near term. The market may push yields higher as investors remain wary of a possible tightening by the Fed, so we plan to maintain the Fund's current duration while market expectations remain in flux.
  A
  While several factors could positively impact the market, we believe in the short term that it is more likely that interest rates will rise rather than de-cline. Until the market finds a more certain footing, we will continue to focus our attention on key economic indicators, including job growth, consumer spend-ing, housing sales and starts, and production activity. Foreign economies could introduce another important variable: if economic growth in Europe and/or Japan picks up, we could see an increase in the amount of goods we export to foreign markets, adding momentum to our own growth rate. This, in turn, may drive job growth in this country as companies gear up to meet increased demand. Under these circumstances, wage growth could trigger higher inflation, which the mar-ket would read as a signal of higher interest rates to come.
  Moving into 1997, we expect to trim the Fund's exposure to the Treasury mar-ket, effectively shortening the duration of the portfolio. This would help buffer the Fund's NAV in the case of rising interest rates. We hope to add value for our shareholders by limiting the risk we take, while still allowing the Fund to pursue opportunities for an attractive level of current income.

LOGO
Peter W. Hegel                              Ted V. Mundy
                                            LOGO
Chief Investment Officer                    Portfolio Manager
Fixed Income Investments

9
                                               Please see footnotes on page four

                                               See Notes to Financial Statements
                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                   Coupon        Maturity       Market Value
-------------------------------------------------------------------------------
        ADJUSTABLE RATE MORTGAGE-
         BACKED SECURITIES 6.6%
 $  187 Federal Home Loan Mortgage
         Corp. Pool................    8.930%       02/01/18       $   185,444
  1,374 Federal National Mortgage
         Association Pool..........    7.434        03/01/19         1,407,607
  2,761 Federal National Mortgage
         Association Pool..........    7.550        09/01/19         2,827,933
                                                                   -----------
         TOTAL ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES.......     4,420,984
                                                                   -----------
        ASSET-BACKED
         SECURITIES 10.4%
  4,000 Deutsche Floorplan Master
         Trust.....................    5.805        02/15/01         4,010,640
  3,000 First USA Credit Card
         Master Trust..............    5.795        04/15/03         3,000,000
                                                                   -----------
         TOTAL ASSET-BACKED SECURITIES..........................     7,010,640
                                                                   -----------
        COLLATERALIZED MORTGAGE
         OBLIGATIONS 21.9%
  3,391 Federal Home Loan Mortgage
         Corp. (Floater)...........    6.088        04/15/99         3,400,658
  3,079 Federal Home Loan Mortgage
         Corp. (Floater)...........    6.188        04/15/20         3,085,220
    610 Federal Home Loan Mortgage
         Corp. (Floater)...........    6.488        02/15/16           611,190
  6,474 Federal National Mortgage
         Association
         (Floater) (b).............    6.419  06/25/18 to 02/25/21   6,504,735
    114 Federal National Mortgage
         Association (Floater).....    6.750        08/25/20           112,981
  1,027 Sears Mortgage Securities
         (Floater).................    6.358        05/25/21         1,030,539
                                                                   -----------
         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS..............    14,745,323
                                                                   -----------
        U.S. GOVERNMENT AGENCY
         OBLIGATIONS 46.0%
  5,000 Federal Home Loan Mortgage
         Corp. (PAC)...............    6.500        02/25/19         5,003,150
  3,136 Federal National Mortgage
         Association (PAC).........    5.500        03/25/03         3,119,818
  5,000 Federal National Mortgage
         Association (PAC).........    5.650        02/25/14         4,984,400
  8,403 Federal National Mortgage
         Association
         (PAC) (b).................    5.750        07/25/07         8,371,068
  4,227 Federal National Mortgage
         Association
         15 Year Pool (b)..........    7.000        10/01/09         4,235,342
  2,085 Federal National Mortgage
         Association
         30 Year Pool..............    8.500  5/01/21 to 04/01/25    2,159,744
    503 Federal National Mortgage
         Association
         30 Year Pool..............    9.500  03/01/16 to 08/01/21     543,216
    720 Federal National Mortgage
         Association
         30 Year Pool..............   10.000        05/01/21           788,105
    169 Government National
         Mortgage Association Pool.    8.500  06/15/16 to 01/15/17     175,215
    318 Government National
         Mortgage Association Pool.    9.500  03/15/16 to 01/15/19     343,163
    603 Government National
         Mortgage Association Pool.   10.000  03/15/16 to 04/15/19     661,402

                                               See Notes to Financial Statements
                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                   Coupon        Maturity       Market Value
-------------------------------------------------------------------------------
        U.S. GOVERNMENT AGENCY
         OBLIGATIONS (CONTINUED)
 $  307 Government National
         Mortgage Association Pool.   10.500% 05/15/13 to 02/15/18 $   339,697
    277 Government National
         Mortgage Association Pool.   11.000        11/15/18           309,331
                                                                   -----------
         TOTAL U.S. GOVERNMENT AGENCY
         OBLIGATIONS............................................    31,033,651
                                                                   -----------
        U.S. GOVERNMENT
         OBLIGATIONS 13.7%
  2,500 U.S. Treasury Notes (b)....    6.000        08/15/99         2,500,000
    500 U.S. Treasury Notes........    8.750        10/15/97           512,030
  5,900 U.S. Treasury Notes (b)....    9.250        08/15/98         6,206,977
                                                                   -----------
         TOTAL U.S. GOVERNMENT OBLIGATIONS......................     9,219,007
                                                                   -----------
 TOTAL LONG-TERM INVESTMENTS 98.6%
  (Cost $66,119,199) (a)........................................    66,429,605
 REPURCHASE AGREEMENT 2.7%
 Bank of America Securities ($1,835,000 par, collateralized by
 U.S. Government obligations in a pooled cash account, 6.93%
 coupon, dated 12/31/96, to be sold on 01/02/97 at $1,835,706)..     1,835,000
 LIABILITIES IN EXCESS OF OTHER ASSETS (1.3%)...................     (862,966)
                                                                   -----------
 NET ASSETS 100.0%..............................................   $67,401,639
                                                                   -----------

(a) At December 31, 1996, for federal income tax purposes, cost is $66,123,968, the gross unrealized appreciation is $492,016 and the gross unrealized depreciation is $228,946, resulting in net unrealized appreciation including open forward commitments of $263,070.
(b) Assets segregated as collateral for open forward and open futures transactions.

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $66,119,199) (Note
1)................................................................  $66,429,605
Short-Term Investments (Note 1)...................................    1,835,000
Cash..............................................................        2,190
Receivables:
 Interest.........................................................      546,410
 Fund Shares Sold.................................................      114,199
Other.............................................................        2,787
                                                                    -----------
 Total Assets.....................................................   68,930,191
                                                                    -----------
LIABILITIES:
Payables:
 Fund Shares Repurchased..........................................    1,182,353
 Income Distributions.............................................       95,908
 Distributor and Affiliates (Notes 2 and 7).......................       58,121
 Investment Advisory Fee (Note 2).................................       28,460
 Variation Margin on Futures (Note 5).............................        1,539
Deferred Compensation and Retirement Plans (Note 2)...............       66,239
Accrued Expenses..................................................       53,365
Forward Commitments (Note 6)......................................       42,567
                                                                    -----------
 Total Liabilities................................................    1,528,552
                                                                    -----------
NET ASSETS........................................................  $67,401,639
                                                                    -----------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $76,625,876
Net Unrealized Appreciation on Securities.........................      269,239
Accumulated Distributions in Excess of Net Investment Income......      (47,240)
Accumulated Net Realized Loss on Securities.......................   (9,446,236)
                                                                    -----------
NET ASSETS........................................................  $67,401,639
                                                                    -----------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $40,223,719 and 3,310,283 shares of beneficial interest
 issued and outstanding)..........................................  $     12.15
 Maximum sales charge (3.25%* of offering price)..................          .41
                                                                    -----------
 Maximum offering price to public.................................  $     12.56
                                                                    -----------
 Class B Shares:
 Net asset value and offering price per share (Based on net assets of $22,504,442 and 1,848,447 shares of beneficial interest issued
 and outstanding).................................................  $     12.17
                                                                    -----------
 Class C Shares:
 Net asset value and offering price per share (Based on net assets of $4,673,478 and 384,275 shares of beneficial interest issued
 and outstanding).................................................  $     12.16
                                                                    -----------

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..........................................................  $ 4,570,349
Fee Income (Note 1)...............................................      139,937
                                                                    -----------
 Total Income.....................................................    4,710,286
                                                                    -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
 and C of $94,232, $263,247 and $50,509, respectively) (Note 7)...      407,988
Investment Advisory Fee (Note 2)..................................      352,304
Shareholder Services (Note 2).....................................      180,683
Printing..........................................................       68,354
Registration and Filing Fees......................................       68,270
Accounting (Note 2)...............................................       67,058
Trustees Fees and Expenses (Note 2)...............................       16,256
Legal (Note 2)....................................................       13,238
Custody...........................................................       12,532
Other ............................................................       86,218
                                                                    -----------
 Total Expenses...................................................    1,272,901
 Less Expenses Reimbursed (Note 2)................................       19,000
                                                                    -----------
 Net Expenses.....................................................    1,253,901
                                                                    -----------
NET INVESTMENT INCOME.............................................  $ 3,456,385
                                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments .....................................................  $  (150,440)
 Futures..........................................................     (392,009)
 Forwards.........................................................       95,587
                                                                    -----------
Net Realized Loss on Securities...................................     (446,862)
                                                                    -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..........................................    1,313,609
                                                                    -----------
 End of the Period:
 Investments......................................................      310,406
 Futures..........................................................        1,400
 Forward Commitments..............................................      (42,567)
                                                                    -----------
                                                                        269,239
                                                                    -----------
Net Unrealized Depreciation on Securities During the Period.......   (1,044,370)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES....................  $(1,491,232)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $ 1,965,153
                                                                    -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                   Year Ended         Year Ended
                                            December 31, 1996  December 31, 1995
---------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................       $  3,456,385       $  3,531,415
Net Realized Gain/Loss on Securities......           (446,862)           439,863
Net Unrealized Appreciation/Depreciation
 on Securities During the Period..........         (1,044,370)         2,232,349
                                                 ------------       ------------
Change in Net Assets from Operations......          1,965,153          6,203,627
                                                 ------------       ------------
Distributions from Net Investment Income:
 Class A Shares...........................         (2,116,087)        (2,270,538)
 Class B Shares...........................         (1,217,044)          (908,376)
 Class C Shares...........................           (233,369)          (262,703)
                                                 ------------       ------------
Total Distributions.......................         (3,566,500)        (3,441,617)
                                                 ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES................................         (1,601,347)         2,762,010
                                                 ------------       ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.................         25,986,720         19,231,617
Value Received for Shares Issued in Merger
(Note 8)..................................                 --         25,012,852
Net Asset Value of Shares Issued Through
Dividend Reinvestment.....................          2,395,460          2,341,627
Cost of Shares Repurchased................        (41,319,105)       (32,841,214)
                                                 ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS..............................        (12,936,925)        13,744,882
                                                 ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.....        (14,538,272)        16,506,892
NET ASSETS:
Beginning of the Period...................         81,939,911         65,433,019
                                                 ------------       ------------
End of the Period (Including accumulated
 undistributed net investment income of
 $(47,240) and $166,790, respectively)....       $ 67,401,639       $ 81,939,911
                                                 ------------       ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                            Year Ended December 31,
                                      ----------------------------------------
Class A Shares                           1996    1995   1994    1993      1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...............................  $12.41  $11.90 $12.42  $12.63    $12.99
                                      -------  ------ ------  ------    ------
 Net Investment Income...............    .627     .67    .50     .54      .815
 Net Realized and Unrealized
  Gain/Loss on Securities............   (.226)  .4888 (.4817) (.1485)    (.417)
                                      -------  ------ ------  ------    ------
Total from Investment Operations.....    .401  1.1588  .0183   .3915      .398
Less Distributions from Net
 Investment Income...................    .660   .6488  .5383   .6015      .758
                                      -------  ------ ------  ------    ------
Net Asset Value, End of the Period... $12.151  $12.41 $11.90  $12.42    $12.63
                                      -------  ------ ------  ------    ------
Total Return* (a)....................   3.34%   9.96%   .16%   3.15%(b)  3.15%
Net Assets at End of the Period (In
millions)............................   $40.2   $45.4  $41.2   $64.3    $103.7
Ratio of Expenses to Average Net
Assets*..............................   1.45%   1.45%  1.15%   1.03%      .91%
Ratio of Net Investment Income to
Average Net Assets*..................   5.23%   5.47%  4.75%   5.49%     6.36%
Portfolio Turnover...................    260%    187%   161%    102%      254%
*If certain expenses had not been reimbursed by VKAC, Total
Return would have been lower and the ratios would have been
as follows:
Ratio of Expenses to Average Net
Assets...............................   1.47%   1.50%  1.31%   1.15%     1.12%
Ratio of Net Investment Income to
Average Net Assets...................   5.21%   5.42%  4.58%   5.37%     6.15%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) During 1993, the Adviser reimbursed the Fund for a loss realized on the sale of certain securities. Without the reimbursement, the Total Return for 1993 would have been lower by approximately 6.25 percentage points.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                      ----------------------------------------
Class B Shares                        1996(a)  1995(a)   1994     1993    1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period..............................   $12.43  $11.91  $12.43   $12.64  $12.99
                                      -------  ------  ------  -------  ------
 Net Investment Income..............     .550     .57     .42      .48    .725
 Net Realized and Unrealized
  Gain/Loss on Securities...........    (.242)  .5028  (.4977)  (.1845)  (.413)
                                      -------  ------  ------  -------  ------
Total from Investment Operations....     .308  1.0728  (.0777)   .2955    .312
Less Distributions from Net
Investment Income...................     .564   .5528   .4423    .5055    .662
                                      -------  ------  ------  -------  ------
Net Asset Value, End of the Period..  $12.174  $12.43  $11.91   $12.43  $12.64
                                      -------  ------  ------  -------  ------
Total Return* (b)...................    2.69%   9.09%   (.62%) 2.37%(c)  2.46%
Net Assets at End of the Period (In
millions)...........................    $22.5   $30.3   $18.4    $26.9   $38.4
Ratio of Expenses to Average Net
Assets*.............................    2.19%   2.24%   1.91%    1.79%   1.60%
Ratio of Net Investment Income to
Average Net Assets*.................    4.50%   4.63%   3.99%    4.70%   5.44%
Portfolio Turnover..................     260%    187%    161%     102%    254%
*If certain expenses had not been
reimbursed by VKAC, Total Return
would have been lower and the ratios
would have been as follows:
Ratio of Expenses to Average Net
Assets..............................    2.22%   2.29%   2.08%    1.91%   1.81%
Ratio of Net Investment Income to
Average Net Assets..................    4.47%   4.59%   3.82%    4.58%   5.23%

(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) During 1993, the Adviser reimbursed the Fund for a loss realized on the sale of certain securities. Without the reimbursement, the Total Return for 1993 would have been lower by approximately 6.25 percentage points.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                              May 10, 1993
                          Year Ended December 31,            (Commencement
                          ------------------------     of Distribution) to
Class C Shares               1996  1995 (a)   1994  December  31, 1993 (a)
-------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.   $12.42   $11.90  $12.41                  $12.60
                          -------   ------  ------                  ------
 Net Investment Income..     .554      .57     .45                     .32
 Net Realized and
  Unrealized Gain/Loss
  on Securities.........    (.248)   .5028  (.5177)                 (.1914)
                          -------   ------  ------                  ------
Total from Investment
Operations..............     .306   1.0728  (.0677)                  .1286
Less Distributions from
Net Investment Income...     .564    .5528   .4423                   .3186
                          -------   ------  ------                  ------
Net Asset Value, End of
the Period..............  $12.162   $12.42  $11.90                  $12.41
                          -------   ------  ------                  ------
Total Return* (b).......    2.62%    9.10%   (.55%)                  1.03%**(c)
Net Assets at End of the
Period (In millions)....     $4.7     $6.2    $5.8                    $7.1
Ratio of Expenses to
Average Net Assets*.....    2.20%    2.23%   1.90%                   1.47%
Ratio of Net Investment
Income to Average Net
Assets*.................    4.48%    4.71%   3.98%                   3.79%
Portfolio Turnover......     260%     187%    161%                    102%
*If certain expenses had
not been reimbursed by
VKAC, Total Return would
have been lower and the
ratios would have been
as follows:
Ratio of Expenses to
Average Net Assets......    2.22%    2.27%   2.07%                   1.64%
Ratio of Net Investment
Income to Average Net
Assets..................    4.45%    4.67%   3.81%                   3.62%

**Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) During 1993, the Adviser reimbursed the Fund for a loss realized on the sale of certain securities. Without the reimbursement, the Total Return for 1993 would have been lower by approximately 6.25 percentage points.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Limited Maturity Government Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital by primarily investing in mort-gage-related securities issued or guaranteed by an agency or instrumentality of the U.S. Government. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C shares commenced on November 5, 1991 and May 10, 1993, respectively.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prepa-ration of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent as-sets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis.
  The Fund may invest in repurchase agreements, which are short-term invest-ments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physi-cal delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.
  The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward

                               December 31, 1996

--------------------------------------------------------------------------------
commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commit-ment is recorded as a long-term purchase and is included in the portfolio of investments. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income at the end of the extension period. In addition, the Fund may occa-sionally close such forward commitments prior to delivery.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $9,318,844 which will expire between December 31, 1997 and December 31, 2004. Of this amount, $388,613 will expire at Decem-ber 31, 1997. Additionally, during the year, $4,838,080 of the Fund's capital loss carryforward expired, resulting in a permanent difference which was re-classified from accumulated net realized loss on securities to capital. Net re-alized loss differs for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes un-til the first day of the following fiscal year and the deferral of the recogni-tion of losses on futures contracts.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distrib-uted annually.
  Due to inherent differences in the recognition of income, expenses and real-ized gains/losses under generally accepted accounting principles and for fed-eral income tax purpos-

                               December 31, 1996

--------------------------------------------------------------------------------
es, permanent book and tax differences relating to the recognition of losses on paydowns of mortgage pool obligations totaling $121,384 were reclassified from accumulated net realized loss on securities to accumulated undistributed net investment income. Permanent differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $17,469 were re-classified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly as follows:

                                                                       % PER
AVERAGE DAILY NET ASSETS                                               ANNUM
-------------------------------------------------------------------------------
First $1 billion.................................................... .500 of 1%
Next $1 billion..................................................... .475 of 1%
Next $1 billion..................................................... .450 of 1%
Next $1 billion..................................................... .400 of 1%
Over $4 billion..................................................... .350 of 1%

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended December 31, 1996, the Fund recognized expenses of approx-imately $67,100 representing Van Kampen American Capital Distributors, Inc. or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended De-cember 31, 1996, the Fund recognized expenses of approximately $140,000, repre-senting ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. For the year ended December 31, 1996, VKAC reimbursed the Fund for all expenses related to the retirement plan.
  At December 31, 1996, VKAC owned 2,191 Class A shares of the Fund.

                               December 31, 1996

--------------------------------------------------------------------------------
3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
  At December 31, 1996, capital aggregated $50,895,785, $21,433,947 and
$4,296,144 for Classes A, B and C, respectively. For the year ended December
31, 1996, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.............................................  1,745,532  $ 21,268,631
 Class B.............................................    218,677     2,675,608
 Class C.............................................    159,792     2,042,481
                                                      ----------  ------------
Total Sales..........................................  2,124,001  $ 25,986,720
                                                      ----------  ------------
Dividend Reinvestment:
 Class A.............................................    123,622  $  1,507,203
 Class B.............................................     58,725       717,146
 Class C.............................................     14,026       171,111
                                                      ----------  ------------
Total Dividend Reinvestment..........................    196,373  $  2,395,460
                                                      ----------  ------------
Repurchases:
 Class A............................................. (2,219,061) $(27,103,938)
 Class B.............................................   (866,149)  (10,582,683)
 Class C.............................................   (289,066)   (3,632,484)
                                                      ----------  ------------
Total Repurchases.................................... (3,374,276) $(41,319,105)
                                                      ----------  ------------

                               December 31, 1996

--------------------------------------------------------------------------------

  At December 31, 1995, capital aggregated $58,120,832, $30,245,769 and
$6,051,749 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.............................................  1,149,166  $ 14,091,234
 Class B.............................................    224,944     2,863,289
 Class C.............................................    183,672     2,277,094
                                                      ----------  ------------
Total Sales..........................................  1,557,782  $ 19,231,617
                                                      ----------  ------------
Shares Issued in Merger (Note 8):
 Class A.............................................    432,048  $  5,290,296
 Class B.............................................  1,427,512    17,508,065
 Class C.............................................    180,706     2,214,491
                                                      ----------  ------------
Total Shares Issued in Merger........................  2,040,266  $ 25,012,852
                                                      ----------  ------------
Dividend Reinvestment:
 Class A.............................................    131,352  $  1,606,024
 Class B.............................................     48,136       590,069
 Class C.............................................     11,880       145,534
                                                      ----------  ------------
Total Dividend Reinvestment..........................    191,368  $  2,341,627
                                                      ----------  ------------
Repurchases:
 Class A............................................. (1,517,996) $(18,508,603)
 Class B.............................................   (804,926)   (9,824,995)
 Class C.............................................   (368,143)   (4,507,616)
                                                      ----------  ------------
Total Repurchases.................................... (2,691,065) $(32,841,214)
                                                      ----------  ------------

                               December 31, 1996

--------------------------------------------------------------------------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  3.00%   1.00%
Second..........................................................  2.50%    None
Third...........................................................  2.00%    None
Fourth..........................................................  1.00%    None
Fifth and Thereafter............................................   None    None

  For the year ended December 31, 1996, VKAC, as Distributor for the Fund, re-ceived commissions on sales of the Fund's Class A shares of approximately $3,000 and CDSC on redeemed shares of approximately $39,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding forward commitment transactions and short-term investments, were $178,958,019 and $215,691,422, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, in-cluding derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures contract. In these situations, the recognition of gain or loss is postponed un-til the disposal of this underlying security.

                               December 31, 1996

--------------------------------------------------------------------------------
  During the year ended December 31, 1996, the Fund entered into futures con-tracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
  Upon entering into futures contracts, the Fund maintains, in a segregated ac-count with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
  Transactions in futures contracts for the year ended December 31, 1996, were as follows:

                                                                      CONTRACTS
--------------------------------------------------------------------------------
Outstanding at December 31, 1995.....................................       121
Futures Opened.......................................................     1,494
Futures Closed.......................................................    (1,607)
                                                                         ------
Outstanding at December 31, 1996.....................................         8
                                                                         ------

  The futures contracts outstanding as of December 31, 1996, and the descrip-tion and unrealized appreciation are as follows:

                                                                   UNREALIZED
                                                       CONTRACTS APPRECIATION
-----------------------------------------------------------------------------
5-Year U.S. Treasury Note Future
  Mar 1997--Sells to Open (Current Notional Value
  $106,594 per contract)..............................         8       $1,400
                                                             ---       ------

                               December 31, 1996

--------------------------------------------------------------------------------

6. FORWARD COMMITMENTS
The Fund trades certain securities under the terms of forward commitments, as described in Note 1B. The following forward purchase commitment, for which set-tlement is not intended, was outstanding as of December 31, 1996. The change in value of this item is reflected as a component of unrealized appreciation/ de-preciation on forward commitments.

 PAR
 AMOUNT                                       PURCHASE     CURRENT   UNREALIZED
 (000)   DESCRIPTION            EXPIRATION       PRICE       VALUE DEPRECIATION
-------------------------------------------------------------------------------
 $22,500 United States
         Treasury Notes,
         6.500% coupon.......     01/16/97 $22,807,617 $22,765,050      $42,567
                                           ----------- -----------      -------

7. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approxi-mately $257,600.

8. FUND MERGER
On September 22, 1995, the Fund acquired the assets of Van Kampen American Cap-ital Adjustable Rate U.S. Government Fund ("VKACAR") pursuant to a plan of re-organization approved by VKACAR's shareholders on September 21, 1995. The acquisition resulted in a tax-free exchange of 2,040,266 shares of the Fund for the 2,675,901 shares of VKACAR outstanding on September 22, 1995. VKACAR's net assets at that date were $25,012,852 which included $231,635 of net unrealized depreciation of investments; the Fund's net assets were $58,972,538. After the acquisition, the combined net assets of the Fund were $83,985,390.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital Limited Maturity Government Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
February 7, 1997

                          RESULTS OF SHAREHOLDER VOTES


  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to in-vestment policies and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 4,044,834 shares voted for the proposal, 67,252 shares voted against and 270,377 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other in-vestment companies, 3,167,367 shares voted for the proposal, 94,774 shares voted against and 266,540 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 4,095,254 shares voted for the proposal, 24,491 shares voted against and 262,719 shares abstained.

          VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002
                                          *"Interested" persons of the Fund,
                                          as defined in the
                                           Investment Company Act of 1940.

                                          (C)Van Kampen American Capital Dis-
                                          tributors, Inc., 1997
                                            All rights reserved.

                                          SMdenotes a service mark of
                                            Van Kampen American Capital Dis-
                                            tributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.